                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                          Inveresk Research Group, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                   43-1955097
-------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)




    11000 Weston Parkway, Suite 100,
         Cary, North Carolina                              27513
-------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



    If this form relates to the                If this form relates to the
    registration of a class of                 registration of a class of
    securities pursuant to                     securities pursuant to
    Section 12(b) of the Exchange              Section 12(g) of the Exchange
    Act and is effective pursuant              Act and is effective pursuant
    to General Instruction A.(c),              to General Instruction A.(d),
    check the following box. |_|               check the following box. |X|


    Securities Act registration statement file number
    to which this form relates:      333-85356     (if applicable)
                                -------------------


    Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                         Name of each exchange on which
     to be registered                            each class is to be registered
------------------------------                   ------------------------------
           N/A                                                 N/A


    Securities to be registered pursuant to Section 12(g) of the Act:


                                 common stock
-------------------------------------------------------------------------------
                               (Title of class)

ITEM I. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's common stock, par value $0.01 per share, to be registered hereunder is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-85356) under the caption "Description of Capital Stock," and is incorporated herein by reference.

ITEM 2. EXHIBITS.

3.1      Amended and Restated Certificate of Incorporation of the Registrant.*

3.2      Bylaws of the Registrant.*

4.1      Form of specimen certificate for common stock.*

---------------

* To be filed by an amendment.

                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date:  April 29, 2002               By:    /s/ Walter S. Nimmo
                                    -------------------------------------------
                                    Name:    Walter S. Nimmo
                                    Title:   President, Chief Executive Officer
                                             and Director





                                       3